UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 4, 2000


                              KENETECH CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


        33-53132                                             94-3009803
 (Commission File Number)                                 (I.R.S. Employer
                                                       Identification Number)


  500 Sansome Street, Suite 410
  San Francisco, California                                   94111
 (Address of Principal Executive Offices)                   (Zip Code)





                                 (415) 398-3825
              (Registrant's Telephone Number, Including Area Code)

















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Item 5.  Other Events.

     KENETECH Corporation announced today that its Board of Directors had authorized the repurchase of an additional 5,000,000 shares of its common stock, par value $0.0001. The Company also reported that it had completed the repurchase of 2,000,000 shares under the repurchase program announced in March 2000. The new repurchase program will continue until the Company acquires the additional 5,000,000 shares or until December 31, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                     KENETECH Corporation
                                     (Registrant)


Date:   May 4, 2000                  By: _________________________________
                                         Mark D. Lerdal
                                         President and Chief Executive Officer



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